UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2008

SMART ENERGY SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-26027 (Commission File Number)	20-3353835 (IRS Employer Identification No.)

210 West Parkway, Suite No. 7
Pompton Plains, NJ 07044
(Address of Principal Executive Offices, Zip Code)

973-248-8008
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Business and Operations

Item 1.01 Entry into Material Definitive Agreement.

(a)(1) On April 28, 2008, Smart Energy Solutions, Inc. (the “Registrant”) and Ever Green Fields Ltd. (“EGFE”) executed: (i) an agreement (the “June 18 Amendment”) to amend the conversion terms of the $500,000 15% convertible promissory note made by the Registrant in favor of EGFE on or about June 18, 2006 (the “June 2006 EGFE Note”); and (ii) an agreement (the “May 22 Amendment”) to amend the conversion terms of the $500,000 15% convertible promissory note made by the Registrant in favor of EGFE on or about May 22, 2006 (the “May 2006 EGFE Note” and, together with the June 2006 EGFE Note, hereinafter collectively the “Amended Notes”). EGFE is the beneficial owner of more than 5% of the Registrant’s issued and outstanding share capital and its sole owner and manager, Michael Ben-Ari, has served as a director of the Registrant since February 26, 2007.

(a)(2) Pursuant to the June 18 Amendment and the May 22 Amendment (i) the Conversion Price, as used in the Amended Notes, shall mean 60% of the average closing price of the Registrant’s common stock, $0.001 par value (the “Common Stock”), as quoted on the over-the-counter market under the symbol “SMGY” for 15 consecutive trading days prior to the closing (the “Closing”) of the offering contemplated by the Registrant’s placement agent agreement, dated April 3, 2008, with EKN Financial Services, Inc., and warrants (the “Warrants”) to purchase an additional amount of Common Stock equal to 25% of the aggregate number of Common Stock issuable upon conversion of each of the Amended Notes (the “Offering Price”), and (ii) the entire outstanding principal and all accrued and unpaid interest pursuant to the Amended Notes shall be converted into shares of Common Stock and Warrants on the date of the Closing.

The foregoing descriptions of the Amended Notes are qualified in their entirety by reference to the Amended Notes, copies of which are attached hereto as Exhibits 10.43 and 10.44, respectively, and incorporated herein by reference.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)(1) On April 24, 2008 the Registrant executed an amended and restated 12% convertible promissory note (the “Restated Note”) in favor of EGFE or registered assigns. The Restated Note supersedes and replaces Registrant’s September 14, 2006 demand promissory note, in the principal amount of $500,000, in favor of EGFE.

On April 27, 2008 the Registrant executed (i) a 5% convertible promissory note in favor of EGFE or registered assignees (the “New EGFE Note”), and (ii) a 5% convertible promissory note in favor of Bank Julius Baer & Co. Ltd. or registered assigns (the “Julius Baer Note”).

(a)(2) The principal amount of the Restated Note is $500,000 and its maturity date is September 30, 2009. Interest is due and payable on September 30, 2008 and on the maturity date, and shall be computed on the basis of a 365-day year commencing on the date of the Restated Note. Overdue amounts under the Restated Note shall accrue interest at an annual rate of 17%, which shall be compounded monthly until repaid in full and shall be payable upon demand.

The Restated Note shall become immediately due and payable without notice or demand upon (i) default in the payment or performance of the Registrant’s obligations pursuant to the Restated Note or any other liability of the Registrant to the holder, (ii) liquidation, termination of existence, dissolution, insolvency or business failure of the Registrant, or the appointment of a receiver or custodian for the Registrant or any part of its property if such appointment is not terminated or dismissed within sixty days, or (iii) the institution by or against the Registrant or any indorser or guarantor of the Restated Note of any proceeding under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Registrant or any indorser or guarantor of the Restated Note of a composition or an assignment or trust mortgage for the benefit of creditors.

The holder of the Restated Note has the right, at any time and from time to time prior to the close of business on September 30, 2009, the Restated Note’s maturity date, to convert all or part of the outstanding principal and accrued interest into fully-paid and non-assessable shares of Common Stock at a conversion price calculated by dividing the amount of outstanding principal and interest that the holder elects to convert by 95% of the average of the last bid and ask prices for the Common Stock, as quoted on the Over-the-Counter Bulletin Board or such other exchange where the Common Stock is quoted or listed, for the five trading days ending the day prior to the Registrant’s receipt of the holder’s written notice of its election to convert, subject to adjustment as provided therein in the event that the Registrant (A) declares a dividend of Common Stock on its outstanding Common Stock, (B) subdivides the outstanding Common Stock into a larger number of shares of Common Stock by reclassification, stock split or otherwise, or (C) combines outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise.

The foregoing description of the Restated Note is qualified in its entirety by reference to the Restated Note, a copy of which is attached hereto as Exhibit 10.45 and incorporated herein by reference.

The principal amount of each of the New EGFE Note and the Julius Baer Note (collectively hereinafter the “5% Notes”) is $250,000 and their maturity dates are May 30, 2008. Interest under the 5% Notes is due and payable on May 30, 2008, their maturity dates, and shall be computed on the basis of a 365-day year commencing on April 27, 2008. Overdue amounts under the 5% Notes shall accrue interest at an annual rate of 10%, which shall be compounded monthly until repaid in full and shall be payable upon demand.

The 5% Notes shall become immediately due and payable without notice or demand upon (i) default in the payment or performance of the Registrant’s obligations thereunder or any other liability of the Registrant to the holders, (ii) liquidation, termination of existence, dissolution, insolvency or business failure of the Registrant, or the appointment of a receiver or custodian for the Registrant or any part of its property if such appointment is not terminated or dismissed within sixty days, or (iii) the institution by or against the Registrant or any indorser or guarantor of the 5% Notes of any proceeding under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Registrant or any indorser or guarantor of the 5% Notes of a composition or an assignment or trust mortgage for the benefit of creditors.

The outstanding principal and all accrued and unpaid interest under the 5% Notes shall be converted, on the earlier of (i) May 30, 2008 and (ii) the date of Closing, into fully-paid and non-assessable shares of Common Stock, at the Offering Price, and Common Stock purchase warrants entitling the holders to purchase an additional amount of Common Stock equal to 25% of the aggregate number of Common Stock issuable upon conversion of the Amended Notes at any time on or before the fifth anniversary of the date of Closing.

The foregoing descriptions of the New EGFE Note and the Julius Baer Note are qualified in their entirety by reference to the New EGFE Note and the Julius Baer Note, copies of which are attached hereto as Exhibits 10.46 and 10.47, respectively, and incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

The Amended Note, the New EGFE Note and the Julius Baer Note were issued in reliance on an exemption from the registration requirements of the Securities Act under Section 4(2) thereof. The lenders in each case made customary representations regarding their status as “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, and their intention to acquire the notes for investment purposes only.

Section 9 - Financial Statements and Exhibits

(d) Exhibits

No.  Description

10.43	Agreement to Amend the Conversion Terms of the $500,000 15% Convertible Promissory Note Due June 18, 2007.

10.44	Agreement to Amend the Conversion Terms of the $500,000 15% Convertible Promissory Note Due May 22, 2007.

10.45	Amended and Restated 12% Convertible Promissory Note Due September 30, 2009.

10.46	5% Convertible Promissory Note Due May 30, 2008 in favor of EGFE.

10.47	5% Convertible Promissory Note Due May 30, 2008 in favor of Bank Julius Baer & Co. Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART ENERGY SOLUTIONS, INC.

Date: May 5, 2008	By: /s/ Edward Braniff
Name: Edward Braniff Title: Chief Financial Officer